COMMONWEALTH INDUSTRIES, INC.

                            1995 Stock Incentive Plan
                    As Amended and Restated on April 23, 1999


                  1. General. Pursuant to the terms and conditions of the Commonwealth Industries, Inc. (formerly Commonwealth Aluminum Corporation) 1995 Stock Incentive Plan (the "Plan") hereinafter set forth, the Committee specified in Section 2 from time to time granted or awarded to eligible employees (a) options to purchase shares of the Common Stock, par value $.01 per share ("Common Stock"), of Commonwealth Industries, Inc. (the "Corporation") and (b) restricted Common Stock. Options to purchase Common Stock also were granted to non-employee directors of the Corporation in accordance with Section 16 of the Plan. No further grants or awards shall be made under the Plan after April 17, 1997.

                  The purpose of the Plan is to enhance the ability of the Corporation and its subsidiaries to attract and retain employees and directors of outstanding ability and to provide employees and directors with an interest in the Corporation parallel to that of the Corporation's stockholders.

                  2. Administration. The Plan shall be administered by the Management Development and Compensation Committee of the Board of Directors (the "Board") of the Corporation, or any successor committee appointed by the Board (the "Committee"); which Committee shall at all times consist of two or more directors, each of whom is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act").

                  The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to determine the type, number and other terms and conditions of, and all matters relating to, grants and awards, to prescribe grant and award agreements and rules and regulations for the administration of the Plan and such agreements, to construe and interpret the Plan and grant and award agreements and to correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.

                  Any action of the Committee shall be final, conclusive and binding on all persons, including the Corporation and its subsidiaries and stockholders, employees of the Corporation or its subsidiaries who have received grants or awards ("Participants") and persons claiming rights from or through a Participant.



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                  The  Committee  may  delegate  to  officers or managers of the
Corporation or any subsidiary, or committees thereof, and to service providers, the authority, subject to such terms as the Committee shall determine, to perform administrative functions with respect to the Plan and grant and award agreements.

                  The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to the Committee by any officer or employee of the Corporation or a subsidiary, the Corporation's independent public accountants or any other adviser, consultant or service provider assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Corporation or a subsidiary acting at the direction of, or on behalf of, the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified by the Corporation with respect to any such action or determination.

                  3. Eligibility. Individuals eligible to receive awards under the Plan were the officers and other key employees of the Corporation and its subsidiaries selected by the Committee and all non-employee directors. However, except as provided in Section 16 hereof, no grant or award was made to a director who was not an employee of the Corporation or its subsidiaries.

                  4. Shares Subject to the Plan. The total of the number of shares of Common Stock which may be acquired upon the exercise of options granted under the Plan and the number of shares of Common Stock awarded as restricted Common Stock under the Plan shall not exceed 600,000; provided, that for purposes of this limitation any option which is canceled or expires without exercise, and any restricted Common Stock which is forfeited to the Corporation pursuant to the terms of the award thereof, shall thereafter be deemed not to have been granted or awarded. No employee shall be granted in any calendar year options to purchase more than 100,000 shares of Common Stock. Shares of Common Stock available for issue or distribution under the Plan shall be authorized and unissued shares or shares acquired by the Corporation and held in treasury.

                  5. Stock Options. The Committee from time to time granted options under the Plan to eligible employees. None of the options granted were intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986.

                  The Committee established the option price at the time each option was granted. The option price was not less than the fair market value of the Common Stock on the date of grant.



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                  Unless otherwise determined by the Committee,  the fair market value of the Common Stock, as used in this Section 5 and elsewhere in the Plan, as of any given date shall be the mean between the highest and lowest reported sales prices on that date of the Common Stock on the New York Stock Exchange
Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ, or, if no Common Stock was traded on that date, on the next preceding day on which there was such a trade.

                  Except as otherwise provided herein, options granted shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee, but in no event may options be exercisable for a period of more than 10 years after their date of grant. The Committee may alter or waive, at any time, any term or condition of an option that is not mandatory under the Plan.

                  The option price of each share as to which an option is exercised shall be paid in full at the time of such exercise. The payment shall be made (a) in cash, (b) by surrender of shares of Common Stock owned by the holder of the option for at least six months prior to exercise of the option,
(c) to the extent authorized by the Committee, by surrender of shares of Common Stock owned by the holder of the option for less than six months prior to the exercise of the option (including shares of Common Stock otherwise receivable upon exercise of the option), (d) through simultaneous sale through a broker of shares acquired upon exercise, as permitted under Regulation T of the Federal Reserve Board, (e) through additional methods prescribed by the Committee or (f) by a combination of any such methods. Any shares of Common Stock so delivered in payment shall be valued at their fair market value on the exercise date, or on such other date as determined by the Committee for administrative convenience.

                  Except as otherwise determined by the Committee at or subsequent to grant, any option granted to an employee and outstanding at the time of the termination of employment of that employee shall remain exercisable as follows:

                  (a) In the event of the termination of employment of the employee by reason of retirement on or after normal retirement date pursuant to a retirement plan of the Corporation or any of its subsidiaries or total and permanent disability, the holder may, at any time within one year after that termination, but not later than the date of expiration of the option, exercise the option to the same extent, if any, as the option was exercisable at the date of termination under the terms of the option. The option shall expire upon the termination of employment to the extent it was not then exercisable, and otherwise upon the earlier of the expiration of the one-year period or the date of expiration of the option.

                  (b) In the event of the termination of employment by reason of death of the employee, any person or persons (including the legal representatives of the


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         estate of the  employee) who is the holder of the option or to whom the option shall pass by will or by the laws of descent and distribution may, at any time within one year after the date of death but not later than the date of expiration of the option, exercise the option to the same extent, if any, as the option was exercisable at the date of death under the terms of the option. The option shall expire on the date of death to the extent it was not then exercisable, and otherwise upon the expiration of the earlier of the one-year period or the date of expiration of the option.

                  (c) In the event of the termination of employment for any reason other than retirement, disability or death as aforesaid, the option shall expire upon the termination of employment.

                  For purposes of the Plan a leave of absence, authorized in writing by the Corporation or a subsidiary of the Corporation, for military service or illness, or for any other purpose if the period of such leave does not exceed 90 days, or for any other purpose if the leave exceeds 90 days but reemployment is guaranteed by law or contract, shall not be deemed a termination of employment.

                  No option may be transferred except by will or the laws of descent and distribution, provided that the Committee may determine that an option may be transferred pursuant to a qualified domestic relations order within the meaning of Section 414(p) of the Code or by a Participant to one or more members of the Participant's immediate family, or to trusts or partnerships or limited liability companies established for such family members. For this purpose, immediate family means, except as otherwise defined by the Committee, the Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws and persons related by reason of legal adoption. Such transferees may transfer an option only by will or the laws of descent or distribution. An option transferred pursuant to this paragraph shall remain subject to the provisions of the Plan, including, but not limited to, the provisions of this Section 5 relating to the exercise of the option upon the termination of employment of the Participant and shall be subject to such other rules as the Committee shall determine. Except in the case of a holder's incapacity, an option shall be exercisable only by the holder thereof.

                  6. Restricted Common Stock. The Committee from time to time awarded to eligible employees restricted Common Stock. The employment conditions and the length of the period for vesting of restricted Common Stock were established by the Committee at the time of award, except that each restriction period was and shall be not less than 12 months.

                  Except as restricted under the terms of the Plan and any agreement related to the restricted Common Stock, a Participant awarded restricted Common Stock has all


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the rights of a stockholder  including,  without  limitation,  the right to vote restricted Common Stock.

                  If a stock certificate is issued in respect of shares of restricted Common Stock, the certificate shall be registered in the name of the Participant but shall be held by the Corporation for the account of the employee until the end of the restriction period.

                    7. Change in Control. In the event of a Change in Control, as hereafter defined:

                  (a) Any option outstanding as of the date such Change in Control is determined to have occurred and not then exercisable in full shall become fully exercisable; and

                  (b) The restrictions applicable to all shares of restricted Common Stock shall lapse and such shares shall be deemed fully vested.

                  A "Change in Control" means the occurrence of any of the following events:

                  (a) individuals who on April 17, 1997 constitute the Board together with those individuals who first become directors after that date (other than as a result of an actual or threatened election contest for directors or an actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board) and whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the directors then in office who either were directors on April 17, 1997 or whose election or nomination for election was previously so approved (the "Continuing Directors") cease for any reason to constitute a majority of the Board;

                  (b) any person (as defined in Section 3(a)(9) and used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) ("Person"), other than the Corporation, a subsidiary of the Corporation, an employee benefit plan sponsored or maintained by the Corporation or a subsidiary of the Corporation or an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act)("Beneficial Owner") of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities eligible to vote for the election of directors (the "Corporation Voting Securities") unless the Person became such a Beneficial Owner as a result of a purchase of Corporation Voting Securities directly from the Corporation in a transaction approved by a majority of the Continuing Directors or pursuant to a transaction which complies with clauses (i), (ii) and (iii) of paragraph (c) of this definition;



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                  (c) the approval by the  stockholders  of the Corporation of a reorganization, merger, consolidation, exchange of shares or sale or other disposition of all or substantially all the assets of the Corporation, or the consummation of any such transaction if stockholder approval is not required or obtained, other than any such transaction pursuant to which (i) the Beneficial Owners of the Corporation Voting Securities outstanding immediately prior to the transaction will be the Beneficial Owners of more than 60% of the outstanding securities eligible to vote for the election of directors of the corporation resulting from such transaction or of any corporation of which such corporation is a wholly-owned subsidiary ("Parent Corporation"), (ii) no Person, other than the corporation resulting from such transaction or Parent Corporation, a subsidiary of such corporation or Parent Corporation or an employee benefit plan sponsored or maintained by such corporation or Parent Corporation or a subsidiary thereof, will become the Beneficial Owner of securities of such corporation or Parent Corporation representing 20% or more of the combined voting power of the then outstanding securities eligible to vote for the election of directors of such corporation or Parent Corporation except to the extent that such ownership existed with respect to the Corporation Voting Securities prior to such transaction and (iii) individuals who are Continuing Directors will constitute at least a majority of the members of the board of
directors  of  the   corporation   resulting  from  the  transaction  or  Parent
Corporation; or

                  (d) the approval by stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

                  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person acquires Beneficial Ownership of more than 20% of the Corporation Voting Securities as a result of the acquisition of Corporation Voting Securities by the Corporation which, by reducing the number of Corporation Voting Securities outstanding, increases the percentage of shares beneficially owned by such Person, provided that if a Change in Control would occur as a result of such an acquisition by the Corporation (if not for the operation of this sentence), and after the Corporation's acquisition such Person becomes the Beneficial Owner of additional Corporation Voting Securities that increases the percentage of outstanding Corporation Voting Securities beneficially owned by such person, then a Change in Control shall occur.

                  8. Grant or Award Agreement. Each grant or award under the Plan shall be evidenced by an agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such grant or award, in addition to the terms and conditions specified in the Plan.

                  9. Withholding. The Corporation may deduct from any payment to be made pursuant to the Plan the amount of any taxes required by law to be withheld therefrom, or require a Participant to pay to the Corporation in cash such amount required


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to be withheld  prior to the  issuance or delivery of any shares of Common Stock or the payment of cash under the Plan. Such taxes may be paid in cash, by surrender of shares of Common Stock or with shares of Common Stock otherwise to be issued or delivered to the Participant, or by a combination thereof, or in any other manner satisfactory to the Committee. Any shares of Common Stock so delivered shall be valued at the fair market value thereof on the day immediately prior to exercise or payment of a grant or award.

                  10. No Right to Employment. Nothing contained in the Plan or in any grant of award under the Plan shall confer upon any employee any right with respect to the continuation of employment with the Corporation or any of its subsidiaries, or interfere in any way with the right of the Corporation to terminate his or her employment at any time. Nor shall anything contained in the Plan confer upon any employee or other person any claim or right to any grant or award under the Plan.

                  11. Governmental Compliance. Each grant and award under the Plan shall be subject to the requirement that if at any time the Committee shall determine that the listing, registration or qualification of any shares issuable or deliverable thereunder upon any securities exchange or under any Federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition thereof or in connection therewith, such grant or award may not be exercised and no shares may be delivered upon the exercise or payment thereof unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

                  The Committee may require any person acquiring shares pursuant to a grant or award to represent to and agree with the Corporation that such person is acquiring the shares for investment and without a view to the distribution thereof.

                  All certificates for shares of Common Stock delivered under the Plan pursuant to a grant or award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under any federal or state law or regulation or the requirements of any stock exchange or NASDAQ, and the Committee may cause a legend or legends to be endorsed upon any such certificate to make reference to such restrictions.

                  It is intended that the Plan satisfy the requirements of Rule 16b-3 under the Exchange Act so that Participants will be entitled to the benefit of that Rule or any other rule promulgated under Section 16 of the Exchange Act and will not be subject to short-swing liability under Section 16. Accordingly, if the operation of any provision of the Plan would conflict with this intent, such provision to the extent possible shall be interpreted or deemed amended so as to avoid such conflict.



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                  12. Adjustments. In the event of any change in the outstanding
shares  of  Common   Stock  by   reason   of  any  stock   dividend   or  split,
recapitalization, merger, consolidation, spinoff, combination or exchange of shares or other corporate change, or any distribution to holders of Common Stock other than regular cash dividends, the number or kind of shares available for options and awards under the Plan (including the calendar year limit on option grants) may be adjusted by the Committee as it shall in its sole discretion deem equitable and the number and kind of shares subject to any outstanding options granted under the Plan and the purchase price thereof may be adjusted by the Committee as it shall in its sole discretion deem equitable to preserve the value of such outstanding options.

                  13. Amendment. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that (a) no amendment shall be made without stockholder approval if such approval is necessary to satisfy any applicable tax or regulatory law or regulation and the Board determines it is appropriate to seek stockholder approval, and (b) upon or following the occurrence of a Change in Control no amendment may adversely affect the rights of any person in connection with a grant or award previously granted.

                  14. Governing Law. The Plan and any agreement evidencing a grant or award shall be construed and its provisions enforced and administered in accordance with the laws of the State of Delaware.

                  15. Effective Date. The Plan became effective on March 17, 1995. Subject to earlier termination pursuant to Section 13, the Plan shall have a term of 10 years from its effective date.

                  16. Director Stock Options. Nonqualified options to purchase 1,000 shares of Common Stock (2,500 shares in the case of a non-employee Chairman of the Board) were granted automatically to each director of the Corporation who was a director but was not an employee of the Corporation or its subsidiaries on the date of grant (a) upon the date such director joined the Board and (b) on each succeeding January 1 through January 1, 1997. The option price for each option was the fair market value of the Common Stock on the date of grant of that option.

                  Each such option became exercisable one year from the date of the grant thereof and shall terminate 10 years from the date of grant.

                  Except as expressly provided in this Section, any option granted hereunder shall be subject to the terms and conditions of the Plan as if the grant were made pursuant to Section 5 hereof.



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                  17.  No  Rights  Until  Certificates   Delivered.   Except  as
otherwise provided by the Committee in the applicable grant or award agreement, no person shall have rights as a stockholder with respect to any shares of Common Stock as a result of any grant or award until a certificate or certificates evidencing such shares shall have been delivered to that person and, subject to Section 12, no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which such person shall become the holder of record thereof.



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